UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Rule 14a-101 Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Callon Petroleum Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CALLON PETROLEUM COMPANY
200 NORTH CANAL STREET
NATCHEZ, MISSISSIPPI 39120

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD (________)

To Our Stockholders:

Notice is hereby given and you are cordially invited to attend a Special Meeting of Stockholders for Callon Petroleum Company (“Company” or “Callon”) to be held on (________) at 9:00 a.m. CST at the Company's Corporate Headquarters located at 200 N. Canal Street, Natchez, MS 39120 (“Special Meeting”), for the following purposes.

1.
To approve an amendment to Article Four of the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock of the Company (“Common Stock”) from 60 million shares to 110 million shares; and

2.	To transact such other business as may properly come before the meeting and any adjournment thereof.

Stockholders of record at the close of business on the September 23, 2013 (the "Record Date") may attend and vote at the Special Meeting, and any adjournment or postponements thereof. A list of stockholders entitled to vote at the Special Meeting will be available at the Company's office at 200 North Canal St., Natchez, MS 39120 during normal business hours for a period of ten days prior to the meeting. If you wish to attend the Special Meeting in person, you must present valid government-issued picture identification. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Special Meeting, in order to be admitted you must present proof of your beneficial ownership of the Common Stock, such as a bank or brokerage account statement indicating that you owned shares of the Common Stock at the close of business on the Record Date. For safety and security reasons, no cameras, recording equipment, cellular telephones, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.
Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the proxy statement for more details.

By Order of the Board of Directors,

/s/ B.F. Weatherly

Natchez, MS                    B. F. Weatherly

September 20, 2013	Executive Vice President, Chief Financial Officer (“CFO”) and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting to be Held on (________): The Proxy Statement is available at www.iproxydirect.com/CPE.

PROXY STATEMENT
_____________________
CALLON PETROLEUM COMPANY
200 North Canal Street
Natchez, Mississippi 39120
(601) 442-1601

SPECIAL MEETING OF STOCKHOLDERS
(________)

INFORMATION CONCERNING SOLICITATION AND VOTING

The Company's Board of Directors (“Board”) is soliciting proxies for a Special Meeting of Stockholders to be held on (________) at 9:00 a.m. CST at the Company's Corporate Headquarters located at 200 N. Canal Street, Natchez, MS 39120, and at any adjournments or postponements of the meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matter brought before the meeting. Please read it carefully. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about October 4, 2013.

The Company will pay the expenses for the preparation of the proxy materials and the solicitation of your proxy. The Company has hired Issuer Direct to solicit your proxy, and they will do so by telephone, mail or other means of communication. The Company's directors, officers and regular employees may solicit proxies on behalf of Callon, personally or by telephone, without additional compensation.

QUESTIONS AND ANSWERS

Q:    Who can vote at the meeting?

A:
You can attend and vote at the meeting if you were a stockholder at the close of business on the Record Date. The Board set September 23, 2013 as the Record Date for the meeting. On that date, there were 40,427,963 shares outstanding and entitled to vote at the meeting.

Q:	What proposals will be voted on at the meeting?

A:	One proposal is scheduled to be voted upon at the meeting:

• Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60 million to 110 million.

Q:	Why did I receive a full set of proxy materials?

A:
Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to the Company's proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy material on the Internet. The Company's Board has made these proxy materials available to you on the Internet on or about September 30, 2013 at https://www.iproxydirect.com/CPE, which is the cookies-free website.

Arrangements may be made with brokerage firms or other custodians, nominees, and fiduciaries to send proxy materials to the beneficial owners of the Common Stock for which the Company has agreed to pay those costs. In addition, the Company has retained the services of a third-party proxy solicitation firm, AST Phoenix Advisors, to assist us in the Company's solicitation efforts.

Q:	How do I cast my vote?

A:	There are three convenient methods for registered stockholders to direct their vote by proxy without attending the Special Meeting:

• Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control and request ID appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. CST on October 30, 2013. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

• Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your proxy card. You will need to use the control and request ID appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. CST on October 30, 2013. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

• Vote by Mail. You can vote by marking, dating and signing the printed copy of the proxy card and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by the Company's Board on the proposal, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting. The Board is not presently aware of any other proposals or any other business to be considered at the Special Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, including the proposal to approve the amendment to our Certificate of Incorporation to increase the number of authorized shares, but not on non-routine matters.

Your vote is especially important. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following the proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting. Submitting your proxy by mail will not affect your right to vote in person if you decide to attend the Special Meeting. The inspector of election will count votes cast at the meeting.

Q:	Can I revoke or change my proxy?

A:
Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Company's Corporate Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board recommend I vote on the proposal?

A:	The Board recommends you vote “FOR” the amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock from 60 million shares to 110 million shares.

Q:	Who will count the vote?

A:	The inspector of election will count the vote. Callon's Corporate Secretary will act as the inspector of election.

Q:	What is a "quorum?"

A:
A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding shares as of the Record Date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting, or have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve the amendment to the Certificate of Incorporation?

A:	The affirmative vote of a majority of the shares of common stock having voting power is required to approve the proposed amendment to the Company's Certificate of Incorporation.

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are likely registered in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:	On all matters you, are entitled to one vote per share.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a current report on Form 8-K to be filed with the SEC within four business days of the meeting.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this proxy statement are forward-looking statements. The Company can give no assurances that the assumptions upon which such forward-looking statements are based will prove to have been correct. Important factors that could cause actual results to differ materially from our expectations (“Cautionary Statements”) are disclosed in the section entitled “Risk Factors” included in our Annual Report on Form 10-K for our most recent fiscal year, elsewhere in this proxy statement and from time to time in other filings made by us with the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified by the Cautionary Statements. Except as required by law, the Company does not update any forward looking statements.

PROPOSAL

AMENDMENT TO ARTICLE FOUR OF THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 60 MILLION SHARES TO 110 MILLION SHARES

Proposed Amendment to Certificate of Incorporation

The Board has adopted a resolution approving and recommending to the stockholders for their approval a proposal to amend Article Four of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60 million shares to 110 million shares (the “Article Four Amendment”).
The form of the Article Four Amendment is as follows:
"The first sentence of Article Four is hereby amended and restated to be read in its entirety as follows:
“The Corporation shall have authority to issue two classes of stock, and the total number authorized shall be 110,000,000 shares of Common Stock, par value $.01 per share, and 2,500,000 shares of Preferred Stock, par value $.01 per share.”

Background and Reasons for Increasing the Authorized Shares of Common Stock

The Company has experienced positive growth over the past four years and it therefore now needs additional authorized shares of Common Stock in order to adequately meet the demands of that growth and other corporate obligations. The Company has no present plans, agreements or understandings for the issuance of any of the additional shares to be authorized by the proposed amendment. As the current capitalization table below indicates, there are only 483,034 shares currently available for issuance in conducting business and meeting the needs of possible equity demands in the future. The Company feels that this is a slim operating margin and it is prudent and good business practice to have an adequate amount of Common Stock available in order to be in a position to take advantage of potential growth opportunities that might arise. The Board concurs with this assessment and believes that the recommended increase in the number of authorized shares is warranted and will give the Company the financial flexibility to timely meet the future equity capital requirements of its business. If the Certificate of Incorporation is amended, the additional shares would be available for possible acquisitions requiring equity as consideration, equity issuance in capital markets transactions, stock incentive plans, the reservation related to the Series A Preferred Stock, and for any other proper general corporate purpose.

In May 2013, the Company issued 1,578,948 shares of Series A Cumulative Preferred Stock (“Preferred Stock”). The terms of the Preferred Stock provide that if a Change of Control (as defined) occurs, the Company may redeem the Preferred Stock. If the Company does not redeem the Preferred Stock, the holders of the Preferred Stock may elect to convert the Preferred Stock into a number of shares of our Common Stock, or the common equity securities of the entity surviving the Change of Control, equal to the $50 liquidation value of the Preferred Stock plus accumulated and unpaid dividends divided by the market value of the Common Stock or the equity securities of the entity surviving the Change of Control. A Change of Control is generally defined as the acquisition by a person of 50% of the outstanding Common Stock and, following such acquisition, the Common Stock is no longer listed on a national securities exchange.

In order to limit the number of shares of Common Stock which the Company could be required to issue in connection with a Change of Control, the Preferred Stock terms contain a “share cap” which is the maximum number of shares into which the Preferred Stock may be converted, regardless of the market price of the Common Stock. The share cap is generally set at approximately 50% of the market value of the Common Stock on the closing of the Preferred Stock offering. However, because the Company had insufficient authorized shares of Common Stock to set the share cap at that number, the share cap was set at 16,800,007 shares. The Company agreed that if it increased its authorized shares of Common Stock the share cap would automatically increase to 42,331,046 shares.

The Preferred Stock is not convertible into Common Stock, except for the limited conversion rights following a Change of Control.

Current Capitalization Table

Currently, the Company's authorized capital stock consists of 60,000,000 shares of Common Stock and 2,500,000 shares of preferred stock. As of September 23, 2013, the Company had 40,427,963 shares of Common Stock outstanding and an additional 19,089,003 shares reserved for issuance upon vesting or exercise of restricted stock, stock options and the limited conversion rights of the Series A Preferred Stock.

The following table depicts the authorized capital stock of the Company as of the Record Date:

Common Stock Outstanding, Reserved and Available

Total authorized		60,000,000

Total shares outstanding	40,427,963
Reserved for issuance upon exercise of outstanding stock options	52,000
Reserved for issuance upon vesting of outstanding equity awards & 401(k) Plan	2,236,996
Currently reserved for issuance for limited conversion feature of Series A preferred stock	16,800,007
Total outstanding and reserved		59,516,966

Available		483,034

General Effect of the Amendment

The following table shows the capital structure of the Company if the proposal to amend the Certificate of Incorporation to increase the number of shares of Common Stock is approved by the stockholders and becomes effective:

Post-Amendment Capitalization Table

 Common Stock Outstanding, Reserved and Available

Total authorized		110,000,000

Total Amount Outstanding	40,427,963
Reserved for issuance upon exercise of outstanding stock options	52,000
Reserved for issuance upon vesting of outstanding equity awards & 401(k) Plan	2,236,996
Reserved for issuance for limited conversion feature of Series A preferred stock	42,331,046
Total outstanding and reserved		85,048,005

Available		24,951,995

If the stockholders approve the amendment to the Company's Certificate of Incorporation to increase the Company's authorized Common Stock, the Company will have 24,951,995 shares of authorized Common Stock available for future issuance. The additional shares of Common Stock authorized by the amendment that are not reserved for other purposes may be issued periodically on authorization by the Board, without further approval by the stockholders, unless such authorization is required by applicable law or the rules of the NYSE. Shares of Common Stock may be issued for such consideration as the Board may determine, and as may be permitted by applicable law.

The proposed amendment to the Certificate of Incorporation does not change the terms of the Common Stock. The additional shares of Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Any future issuance of additional shares of Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as a dilutive effect on the Company's earnings per share, voting power or other interests of then existing stockholders. The overall effect of an issuance of additional shares of Common Stock and the existence of certain provisions contained in the Company's Certificate of Incorporation and By-laws may be to render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and/or the removal of the Company's incumbent Board and management. However, this proposal is not in response to any effort of which the Company is aware to accumulate its stock or to obtain control of the Company and it is not part of a plan by management to recommend a series of similar amendments to the Board and the stockholders.

Effective Date

If approved by the stockholders, it is anticipated that the amendment to the Certificate of Incorporation will become effective as soon as practicable after the Special Meeting. Upon approval of this proposal at the Special Meeting, the Company will file the Article Four Amendment with the Secretary of State of the State of Delaware, and the number of authorized shares of Common Stock will be increased from 60 million shares to 110 million shares (without affecting par value).
If stockholders do not approve this proposal at the Special Meeting, then the Company may seek to obtain stockholder approval of an increase in authorized shares at future stockholder meetings.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK TO 110 MILLION SHARES.

PRINCIPAL STOCKHOLDERS

Management and Principal Stockholders

The following table sets forth, as of the Record Date, certain information with respect to the ownership of shares of Common Stock held by: (i) all persons known by the Company to be the beneficial owners of 5% or more of the outstanding Common Stock; (ii) each director; (iii) each executive officer; and (iv) all executive officers and directors of the Company as a group. Information set forth in the table with respect to beneficial ownership of Common Stock has been obtained from filings made by the named beneficial owners with the SEC as of the Record Date or, in the case of executive officers and directors of the Company, has been provided to the Company by such individuals.

	Common Stock (a)
Name and Address of Certain Beneficial Owners	Beneficial Ownership		Percent
Directors:
Fred L. Callon	306,016	(b)	*
L. Richard Flury	106,484	(c)	*
Larry D. McVay	86,484	(d)	*
Anthony J. Nocchiero	38,334	(e)	*
John C. Wallace	—	(f)	*
B. F. Weatherly	219,065	(g)	*
Named Officers:
John Weihe	107,186	(h)	*
Gary A. Newberry	146,570	(i)	*
Joseph C. Gatto, Jr.	31,485	(j)	*
Directors and Executive Officers:
As a Group (9 persons)	1,041,624	(k)	2.58%
Certain Beneficial Owners:
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	5,228,065	(l)	12.92%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,212,695	(m)	5.47%
RR Advisors, LLC 3953 Maple Avenue, Suite 180 Dallas, TX 75219	2,481,363	(n)	6.13%

*	Less than 1%

(a)
Unless otherwise indicated, each of the persons listed in the table may be deemed to have sole voting and dispositive power with respect to such shares. Beneficial ownership does not include the unvested portion of stock awards due to lack of voting and disposition power, unless such award will vest within sixty days of September 23, 2013. Percentage ownership of a holder or class of holders is calculated by dividing (i) the number of shares of Common Stock beneficially owned by such holder or class of holders plus the total number of shares of Common Stock underlying options exercisable or stock awards vesting within sixty days of September 23, 2013, by (ii) the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock underlying options exercisable and stock awards vesting within sixty days of September 23, 2013, but not Common Stock underlying such securities held by any other person.

(b)
Of the 306,016 shares beneficially owned by Fred L. Callon, 227,304 shares are held directly by him; 25,215 shares are held by him as custodian for certain minor Callon family members; and 53,497 shares are owned within the Company's Employee Savings and Protection Plan. Shares indicated as beneficially owned by Mr. Callon do not include 24,904 shares of Common Stock owned by his wife over whom he disclaims beneficial ownership, 405,124 and 71,492 restricted stock units payable in stock and cash, respectively, and 504,027 phantom units payable in cash.

(c)
Of the 106,484 shares beneficially owned by L. Richard Flury, 76,484 shares are owned directly by him; 30,000 shares are held in joint tenancy with his wife; Shares indicated as beneficially owned by Mr. Flury do not include 5,000 and 5,000 shares subject to options under the 1996 and 2002 Plans, respectively.

(d)
Of the 86,484 shares beneficially owned by Larry D. McVay, all are owned directly by him. Shares indicated as beneficially owned by Mr. McVay do not include 35,014 restricted stock units awarded in May 2013 and payable in cash upon his separation of service as a director.

(e)	Of the 38,334 shares beneficially owned by Anthony J. Nocchiero, are shares are held directly by him.

(f)
John C. Wallace transferred his equity ownership in the Company to The Wallace Family Trust in April 2008. All equity ownership in the Company acquired by Mr. Wallace since April 2008 has also been transferred to the Wallace Family Trust, with the exception of the 5,000, 5,000, and 5,000 shares subject to options under the 1994, 1996, and 2002 Plans, respectively; and the 18,969, 22,768, and 35,014 restricted stock units awarded in May 2011, 2012 and 2013, respectively, and payable in cash upon his separation of service as a director. Mr. Wallace has no voting and dispositive power over the shares owned by the Trust.

(g)
Of the 219,065 shares beneficially owned by B. F. Weatherly, 98,374 shares are owned directly by him; 2,288 shares are owned within his personal IRA account; 66,526 shares are held in joint tenancy with his wife; and 51,877 shares are owned within the Company's Employee Savings and Protection Plan. Shares indicated as beneficially owned by Mr. Weatherly do not include 250 shares of Series A preferred stock held directly by him; 196,191 and 34,621 restricted stock units payable in stock and cash, respectively, and 228,337 phantom units payable in cash.2481

(h)
Of the 107,186 shares beneficially owned by John Weihe, 25,633 shares are owned directly by him and, 81,553 shares are owned within the Company's Employee Savings and Protection Plan. Shares indicated as beneficially owned by Mr. Weihe do not include 55,038 and 2,830 restricted stock units payable in stock and cash, respectively, and 47,609 phantom units payable in cash.

(i)
Of the 146,570 shares beneficially owned by Gary A. Newberry, 125,079 shares are owned directly by him and 21,491 shares are owned within the Company's Employee Savings and Protection Plan. Shares indicated as beneficially owned by Mr. Newberry do not include 124,187 and 21,915 restricted stock units payable in stock and cash, respectively, and 141,705 phantom units payable in cash.

(j)
Of the 31,485 shares beneficially owned by Joseph C. Gatto, Jr., 24,216 are owned directly by him and 7,269 shares are owned within the Company's Employee Savings and Protection Plan. Shares indicated as beneficially owned by Mr. Gatto do not include 1,500 shares of Series A preferred stock are owned directly by him; 124,612 and 10,225 restricted stock units payable in stock and cash, respectively, and 78,273 phantom units payable in cash.

(k)	Includes 215,687 shares owned within the Company's Employee Savings and Protection Plan.

(l)
Information is based upon a Schedule 13G/A filed with the SEC on November 10, 2011 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisers, Inc. (collectively “Franklin”). In this Schedule 13G/A, Franklin represents that it has sole voting power with respect to 5,228,065 shares of Common Stock and sole dispositive power with respect to 5,336,818 shares of Common Stock.

(m)
Information is based upon a Schedule 13G/A filed with the SEC on February 8, 2013 by BlackRock, Inc. In this Schedule 13G/A, BlackRock, Inc. represents that it has sole voting power with respect to 2,212,695 shares of Common Stock and sole dispositive power with respect to 2,212,695 shares of Common Stock.

(n)
Information is based upon a Schedule 13G filed with the SEC on February 4, 2013 by Robert J. Raymond, RR Advisors, LLC, RCH Energy Opportunity Fund II GP, L.P., and RCH Energy Opportunity Fund II, L.P. In this Schedule 13G, Robert J. Raymond and RR Advisors, LLC represent that they have shared voting power and shared dispositive power with respect to 2,481,363 shares of Common Stock and RCH Energy Opportunity Fund II GP, L.P. and RCH Energy Opportunity Fund II, L.P. represent that they have shared voting power and shared dispositive power with respect to 2,379,822 shares of Common Stock.

With respect to shares issuable upon exercise of stock options, the holders or class of holders acquire investment power for these shares immediately upon a “change of control”, as defined in the applicable plan.

STOCKHOLDERS' PROPOSALS FOR 2014 ANNUAL MEETING

Stockholders who desire to present proposals at the 2014 Annual Meeting of Stockholders and to have proposals included in the Company's proxy materials must submit their proposals to the Company at its principal executive offices not later than December 28, 2013. If the date of the 2014 Annual Meeting of Stockholders is changed by more than 30 days from the date of the 2013 Annual Meeting of Stockholders, the deadline for submitting proposals is a reasonable time before the Company begins to print and mail its proxy materials for its 2014 Annual Meeting of Stockholders.

The person named in the Company's form of proxy for the 2014 Annual Meeting will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company does not receive notice by February 18, 2014, unless the Company changes the date of its 2014 Annual Meeting of Stockholders by more than 30 days from the date of the 2013 Annual Meeting of Stockholders, in which case such persons will be able to exercise discretionary authority if notice of the matter has not been received in a reasonable time before the Company mails its proxy materials for the 2014 Annual Meeting of Stockholders.

If the date of the 2014 Annual Meeting of Stockholders is advanced or delayed by more than 30 calendar days from the date of the 2013 Annual Meeting of Stockholders, the Company shall, in a timely manner, inform stockholders of such change, by including a notice, under Item 5, in its earliest possible quarterly report on Form 10-Q. The notice will include the new deadline for submitting proposals to be included in the Company's proxy statement and the new date for determining whether the Company may exercise discretionary voting authority because it has not received timely notice of a matter.

In order to avoid controversy as to the date on which the Company receives any such proposal, it is suggested that stockholders submit their proposals by certified mail, return receipt requested, or other means that permit them to prove the date of delivery. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above or other applicable requirements.

FINANCIAL STATEMENTS AND OTHER AVAILABLE DOCUMENTS

Financial statements of the Company for its most recent fiscal year are contained in the 2012 Annual Report to Stockholders and the Company's Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 14, 2013, and in the Company's Quarterly Report on Form 10-Q (“Form 10-Q”) for the quarter ended June 30, 2013, filed on August 8, 2013. Documents filed with the SEC, including the Company's Annual Report, the Company's Annual Report on Form 10-K, Proxy Statement for the 2013 Annual Meeting, and Form 10-Q, and other corporate documents, including the Corporate Governance Principles, Code of Business Conduct and Ethics, and Charters of Board Committees, may be accessed by stockholders on the Company's website at www.callon.com or printed copies are available upon written request to the B. F. Weatherly, Corporate Secretary, Callon Petroleum Company, 200 North Canal Street, Natchez, Mississippi 39120.

By Order of the Board of Directors,

/s/ B.F. Weatherly

Natchez, MS                    B.F. Weatherly

September 20, 2013	Executive Vice President, Chief Financial Officer and Corporate Secretary

Callon Petroleum Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – THURSDAY, OCTOBER 31, 2013 AT 9 AM CST

CONTROL ID:
REQUEST ID:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/CPE
PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

SPECIAL MEETING OF THE STOCKHOLDERS OF
Callon Petroleum Company

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

CONTROL ID:
REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: _______________________, 2013

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)